EXHIBIT NO. 24-1
                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of 500,000 shares of Common Stock ($6.66 2/3 Par Value), hereby constitutes and appoints
J. A. Carrigg, R. P. Fagan, S. J. Rafferty, D. W. Farley and T. G. Borkowsky, Esquire and each of them (with full power to act without the others or any of them) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set his hand this 8th day of July 1994.

                                          /s/ James A. Carrigg


                                     24-1-1

                                                              EXHIBIT NO. 24-1
                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of 500,000 shares of Common Stock ($6.66 2/3 Par Value), hereby constitutes and appoints
J. A. Carrigg, R. P. Fagan, S. J. Rafferty, D. W. Farley and T. G. Borkowsky, Esquire and each of them (with full power to act without the others or any of them) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set his hand this 8th day of July 1994.

                                          /s/ Sherwood J. Rafferty


                                     24-1-2

                                                              EXHIBIT NO. 24-1
                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of 500,000 shares of Common Stock ($6.66 2/3 Par Value), hereby constitutes and appoints
J. A. Carrigg, R. P. Fagan, S. J. Rafferty, D. W. Farley and T. G. Borkowsky, Esquire and each of them (with full power to act without the others or any of them) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set his hand this 8th day of July 1994.

                                          /s/ Everett A. Robinson


                                     24-1-3

                                                              EXHIBIT NO. 24-1
                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of 500,000 shares of Common Stock ($6.66 2/3 Par Value), hereby constitutes and appoints
J. A. Carrigg, R. P. Fagan, S. J. Rafferty, D. W. Farley and T. G. Borkowsky, Esquire and each of them (with full power to act without the others or any of them) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set his hand this 8th day of July 1994.

                                          /s/ Alison P. Casarett


                                     24-1-4

                                                              EXHIBIT NO. 24-1
                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of 500,000 shares of Common Stock ($6.66 2/3 Par Value), hereby constitutes and appoints
J. A. Carrigg, R. P. Fagan, S. J. Rafferty, D. W. Farley and T. G. Borkowsky, Esquire and each of them (with full power to act without the others or any of them) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set his hand this 8th day of July 1994.

                                          /s/ Everett A. Gilmour


                                     24-1-5

                                                              EXHIBIT NO. 24-1
                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of 500,000 shares of Common Stock ($6.66 2/3 Par Value), hereby constitutes and appoints
J. A. Carrigg, R. P. Fagan, S. J. Rafferty, D. W. Farley and T. G. Borkowsky, Esquire and each of them (with full power to act without the others or any of them) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set his hand this 8th day of July 1994.

                                          /s/ John M. Keeler


                                     24-1-6

                                                              EXHIBIT NO. 24-1
                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of 500,000 shares of Common Stock ($6.66 2/3 Par Value), hereby constitutes and appoints
J. A. Carrigg, R. P. Fagan, S. J. Rafferty, D. W. Farley and T. G. Borkowsky, Esquire and each of them (with full power to act without the others or any of them) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set his hand this 8th day of July 1994.

                                          /s/ Paul L. Gioia


                                     24-1-7

                                                              EXHIBIT NO. 24-1
                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of 500,000 shares of Common Stock ($6.66 2/3 Par Value), hereby constitutes and appoints
J. A. Carrigg, R. P. Fagan, S. J. Rafferty, D. W. Farley and T. G. Borkowsky, Esquire and each of them (with full power to act without the others or any of them) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set his hand this 8th day of July 1994.

                                          /s/ Allen E. Kintigh


                                     24-1-8

                                                              EXHIBIT NO. 24-1
                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of 500,000 shares of Common Stock ($6.66 2/3 Par Value), hereby constitutes and appoints
J. A. Carrigg, R. P. Fagan, S. J. Rafferty, D. W. Farley and T. G. Borkowsky, Esquire and each of them (with full power to act without the others or any of them) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set his hand this 8th day of July 1994.

                                          /s/ Robert A. Plane


                                     24-1-9

                                                              EXHIBIT NO. 24-1
                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of 500,000 shares of Common Stock ($6.66 2/3 Par Value), hereby constitutes and appoints
J. A. Carrigg, R. P. Fagan, S. J. Rafferty, D. W. Farley and T. G. Borkowsky, Esquire and each of them (with full power to act without the others or any of them) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set his hand this 8th day of July 1994.

                                          /s/ Alton G. Marshall


                                     24-1-10

                                                              EXHIBIT NO. 24-1
                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of 500,000 shares of Common Stock ($6.66 2/3 Par Value), hereby constitutes and appoints
J. A. Carrigg, R. P. Fagan, S. J. Rafferty, D. W. Farley and T. G. Borkowsky, Esquire and each of them (with full power to act without the others or any of them) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set his hand this 8th day of July 1994.

                                          /s/ Ben E. Lynch


                                     24-1-11

                                                              EXHIBIT NO. 24-1
                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of 500,000 shares of Common Stock ($6.66 2/3 Par Value), hereby constitutes and appoints
J. A. Carrigg, R. P. Fagan, S. J. Rafferty, D. W. Farley and T. G. Borkowsky, Esquire and each of them (with full power to act without the others or any of them) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set his hand this 8th day of July 1994.

                                          /s/ David R. Newcomb


                                    24-1-12

                                                              EXHIBIT NO. 24-1
                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of New York State Electric & Gas Corporation, a New York corporation, which is planning to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of 500,000 shares of Common Stock ($6.66 2/3 Par Value), hereby constitutes and appoints
J. A. Carrigg, R. P. Fagan, S. J. Rafferty, D. W. Farley and T. G. Borkowsky, Esquire and each of them (with full power to act without the others or any of them) his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set his hand this 8th day of July 1994.

                                          /s/ C. William Stuart

                                    24-1-13